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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                      OCTOBER 25, 2000 (OCTOBER 24, 2000)

                          KENT ELECTRONICS CORPORATION
              Exact Name of Registrant as Specified in its Charter

        TEXAS                       0-14643                   74-1763541
State of Incorporation or     Commission File Number        I.R.S. Employer
     Organization                                          Identification No.

        1111 GILLINGHAM LANE
          SUGAR LAND, TEXAS                                77478
Address of Principal Executive Offices                   (Zip Code)


                                 (281) 243-4000
                         Registrant's telephone number,
                              including area code

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

      On October 24, 2000, Kent Electronics Corporation (the "Company") issued a press release announcing its financial results for the fiscal second quarter and six months ended September 30, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Not applicable.

      (b)  Not applicable.

      (c) Exhibits.  The following exhibits are filed as part of this report:

     99.1 Press Release issued by Kent Electronics Corporation on October 24, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 25, 2000

                              KENT ELECTRONICS CORPORATION


                              By: /s/ Stephen J. Chapko
                                  -----------------------------------------
                                  Stephen J. Chapko
                                  Executive Vice President and
                                  Chief Financial Officer

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